139
                                                                   EXHIBIT-10.10

                                           Form of Registration Rights Agreement
                                                      by and between the Company
                                                    and the Lexford Shareholders


                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement is made as of August 1, 1996, by and between Cardinal Realty Services, Inc., an Ohio corporation (the "Company"), and those certain holders of the Company's common stock listed on the signature page hereto (the "Holders").

                             BACKGROUND INFORMATION

         A. Pursuant to the terms of an Agreement and Plan of Merger dated as of July 19, 1996 by and among the Company, Rexflor Acquisition Corporation, an Ohio corporation, Lexford Properties, Inc., a Texas corporation, and the Holders (the "Merger Agreement"), the Holders are entitled to receive the rights conferred upon them pursuant to this Agreement;

         B. Further pursuant to the terms of the Merger Agreement, the Company has issued shares of its common stock, no par value, (the "Common Stock") to the Holders.

                             STATEMENT OF AGREEMENT

         The parties acknowledge the accuracy of the foregoing Background Information and hereby agree as follows:

         ss.1.    Definitions.

                  (a) As used herein the following defined terms shall have the following meanings:

                           (i) Unless the context otherwise requires,  the terms
                  "register,"   registered"  and   "registration"   refer  to  a
                  registration effected by preparing and filing a registration statement in compliance with the Securities Act (as defined below) and the declaration or ordering of the effectiveness of such registration statement.

                           (ii) The term "Registrable Shares" means those Exchange Shares which, at the Effective Time, are not either Escrow Shares or Forfeitable Shares, plus up to an additional One Hundred Fifty Thousand Non-Forfeited Shares (150,000) being an aggregate total of Three Hundred Fifty Thousand (350,000) shares of Common Stock, provided, however, that Registrable Shares shall not exceed the amount set forth on the attached Schedule 1 with respect to each Holder.

                           (iii) The term  "Securities Act" means the Securities
                  Act of 1933, as amended.

                           (iv) The term  "Shares"  means shares of Common Stock
                  of the Company.

                  (b) All other capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.

         ss.2.    Company Registration.

                  (a) If at any time or from time to time on or after August 1, 1997, the Company shall determine to register any of its securities for its own account in a registration statement covering the sale of Common Stock to the general public (except with respect to any registration filed on Form S-8, form S-4 or any successor forms thereto) the Company shall: (i) give to the Holders written notice thereof at least thirty
         (30) days before the initial filing of such registration (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); provided, however, in the case of a registration statement on Form S-3, the Company shall give the Holders written notice of the proposed filing thereof promptly after a decision to make such filing has been made and in no event less than ten (10) business days prior to filing; and (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws) and in any underwriting involved therein, all the Registrable Shares specified in a written request or requests, made within ten (10) days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in ss.2(b) below.

                  (b) If the sale of Common Stock pursuant to paragraph (a) above is made pursuant to an underwritten public offering, the right of any Holder to registration pursuant to this ss.2 shall be conditioned upon such Holder's participation in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Shares through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this ss.2, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Shares to be included in the registration and underwriting. The Company shall so advise all Holders, and the number of shares that may be included in the registration and underwriting shall be allocated (i) first, among the securities the Company proposes to sell; (ii) second, among those shares of Common Stock to be made subject to that certain Registration Rights Agreement (the "First Registration Rights Agreement") to be entered into pursuant to the terms of that certain letter agreement dated November 30, 1995 between the Company and Bank of America National Trust and Savings Association ("B of A") and in accordance with the terms set forth in the First Registration Rights Agreement; and (iii) third, among all Holders of Registrable Shares and among other securities as to which the Company has extended registration or similar rights in effect at such time, in proportion, as nearly as practicable, to the respective amounts of
         Registrable Shares held by such Holders and the securities covered by such registration rights existing at the time of filing the registration statement. The registration rights of the Holders pursuant to this Agreement are fully subordinated to the rights of B of A under the First Registration Rights Agreement. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. In the event of any such withdrawal, the Company will include, on a proportionate basis (determined in accordance with the preceding sentence), in any such registration in lieu thereof any additional Registrable Shares and such other securities having registration rights which were requested to be included by a Holder and which were excluded pursuant to the above-described underwriter limitation up to the maximum set by such underwriter.

         ss.3. Expenses of Registration. All expenses incurred in connection with any registration or qualification pursuant to this Agreement, including, without limitation, all registration filing and qualification fees, fees and expenses associated with registration or qualification under state securities or "Blue Sky" laws, printing expenses, fees and disbursements of counsel for the Company and expenses and fees of any special audits incidental to or required by such registration, shall be borne by the Company; provided, however, that the Company in any event shall not be required to pay the underwriters' discounts or commissions relating to Registrable Shares (such underwriters' discounts or commissions are to be borne by the Holders, on a pro rata basis, based on the number of Registrable Shares sold by each of them).

         ss.4.    Registration Procedures.

                  (a) In the case of each registration effectuated by the Company pursuant to this Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of such registration (and any state qualifications) and as to the completion thereof.

                  (b) Also in the case of each registration effectuated by the Company pursuant to this Agreement, the Company will:

                           (i) keep such registration or qualification  pursuant
                  to ss.2 effective for a period of 180 days or until all the Holders have completed the distribution described in the registration statement relating thereto, whichever occurs first;

                           (ii) furnish such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents incident thereto as a Holder from time to time may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such Holder;

                           (iii) use its best  efforts  to  register  or qualify
                  such Registrable Shares under such other securities or blue sky laws of such jurisdictions as may be reasonably necessary and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Shares owned by such Holder; provided, however, that the Company will not be required to register or qualify any Registrable Shares in any jurisdiction in which it did not otherwise intend to offer or sell any other shares of Common Stock;

                           (iv) notify each Holder of Registrable Shares, at any
                  time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such Holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                           (v) promptly notify the Holders of Registrable Shares
                  and the underwriters of the following events and (if requested by any such person) confirm such notification in writing: (A) the filing of the prospectus or any prospectus supplement and the registration statement and any amendment or post-effective amendment thereto and, with respect to the registration statement or any post- effective amendment thereto, the declaration of the effectiveness of such documents, (B) any requests by the Securities and Exchange Commission for amendments or supplements to the registration statement or the prospectus or for additional information, (C) the issuance or threat of issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, and (D) the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation or threat of initiation of any proceeding for such purpose;

                           (vi) cause all such  Registrable  Shares to be listed
                  on each securities exchange on which the Common Stock is then listed;

                           (vii) make  available for inspection by any Holder of
                  Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement;

                           (viii) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to the Holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

         ss.5. Holdback Agreements. Each Holder of Registrable Shares agrees not to effect any public sale or distribution (including sales pursuant to Rule 144 promulgated pursuant to the Securities Act) of equity securities of the Company or any securities convertible into or exchangeable or exercisable for such equity securities, during the seven days prior to and during the one hundred eighty (180) day period beginning on the effective date of the underwritten registration pursuant to ss.2 hereof in which Registrable Shares are included (except for sales of such securities as part of such underwritten registered offering).

         ss.6. Participation in Underwritten Registrations. No Holder may participate in any registration hereunder which is underwritten unless such Holder completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting agreement referred to in ss.2 hereof; provided, that no holder of Registrable Shares included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such Holder and such Holder's intended method of distribution.

        ss.7.     Indemnification.

                  (a) The Company shall indemnify each Holder with respect to such registration or qualification effected pursuant to this Agreement and in which Registrable Shares are included, against all claims, losses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, registration statement or other document incident to any such registration or qualification, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation, including, without limitation, the Securities Act, applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance and will reimburse each such Holder, and each of such Holder's heirs, for any legal and any other expenses incurred in connection with investigating or defending any such claim, loss, damage, liability or action, including reasonable attorneys' fees; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon and in conformity with information furnished to the Company, or confirmed as accurate, by such Holder. Such indemnity shall be effective notwithstanding any investigation made by or on behalf of any Holder, or any such officer, director, partner, employee or controlling person, and shall survive any transfer by the same of any of the Shares.

                  (b) Each Holder shall, if Registrable Shares held by or issuable to such Holder are included in the securities as to which such registration or qualification is being effected, indemnify the Company, each of its directors, officers and employees, and each other person controlling, controlled by or affiliated with the Company within the meaning of the Securities Act, and any underwriter of the Securities against all claims, losses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, registration statement or other document incident to any such registration or qualification, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, employees, persons or underwriters for any legal or any other expenses incurred in connection with investigating or defending any such claim, loss, damage, liability or action, including reasonable attorneys' fees, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus or other document in reliance upon and in conformity with information furnished to the Company, or confirmed as accurate, by such Holder. Such indemnity shall be effective notwithstanding any investigation made by or on behalf of the Company, any such director, officer, partner, employee, or controlling person and shall survive the transfer of such securities by such seller.

                  (c) Each party entitled to indemnification under this section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought. Unless in the reasonable judgment of the Indemnified Party a conflict of interest may exist between the Indemnifying Party and the Indemnified Party, the Indemnifying Party shall be permitted to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that in any event counsel for the Indemnifying Party or Indemnified Party who shall conduct the defense of such claim or litigation as provided above shall be approved by the other Party (whose approval shall not be unreasonably withheld), and such other Party may participate in such defense at such Party's expense; provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this section.

                  (d) The Indemnified Party shall make no settlement of any claim or litigation which would give rise to liability on the part of the Indemnifying Party under an indemnity contained in this Paragraph 7 without the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed, and no Indemnifying Party shall make any settlement of any such claim or litigation without the consent of the Indemnified Party. If a firm offer is made to settle a claim or litigation defended by the Indemnified Party and the Indemnified Party notifies the Indemnifying Party in writing that the Indemnified Party desires to accept and agree to such offer, but the Indemnifying Party elects not to accept or agree to such offer within ten days after receipt of written notice from the Indemnified Party of the terms of such offer, then, in such event, the Indemnified Party shall continue to contest or defend such claim or litigation and, if such claim or litigation is within the scope of the Indemnifying Party's indemnity contained in this ss.7, the Indemnified Party shall be indemnified pursuant to the terms hereof. If a firm offer is made to settle a claim or litigation defended by the Indemnifying Party and the Indemnifying Party notifies the Indemnified Party in writing that the Indemnifying Party desires to accept such offer within ten days after receipt of written notice from the Indemnifying Party of the terms of such offer, then, in such event, the Indemnified Party may continue to contest or defend such claim or litigation and, in such event, the total maximum liability of the Indemnifying Party to indemnify or otherwise reimburse the Indemnified Party in accordance with the Agreement with respect to such claim or litigation shall be limited to and shall not exceed the amount of such settlement offer, plus reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees) to the date of notice that the Indemnifying Party desired to accept such settlement offer.

                  (e) The indemnification payments required pursuant to this ss.7 for expenses of the investigation or defense of a claim or lawsuit shall be made from time to time during the course of the investigation or defense, as the case may be, upon submission of reasonably sufficient documentation that any such expenses have been incurred.

                  (f) If the Indemnification provided for in this ss.7 is unavailable for any reason or insufficient to hold harmless an Indemnified Party in respect of any losses, claims, damages or liabilities or actions referred to herein, then each Indemnifying Party shall in lieu of indemnifying such Indemnified Party contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or actions in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and each Holder, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or supplied or confirmed as accurate by a Holder, on the other hand, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by any method of allocation which did not take account of the equitable considerations referred to above in this paragraph. Subject to the provisions of this ss.7, the amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or actions in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.

         ss.8. Reports Under the Securities Laws. With a view to making available to the Holders of the Registrable Shares the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Securities and Exchange Commission that may at any time permit such Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

                  (a) Make and keep public information available, as those terms are understood and defined in Rule 144;

                  (b) File with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act; and

                  (c) Furnish to any Holder so long as such Holder owns any of the Registrable Shares forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the 1934 Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested by any such Holder in availing any such Holder of any rule or regulation of the Securities and Exchange Commission permitting the selling of any securities without registration.

                  (d) The Holders will not exercise their rights hereunder with respect to the sale of Registrable Shares at any time or times during which they may sell such Registrable Shares without registration pursuant to an available exemption from registration under Rule 144 or otherwise.

         ss.9. No Transfer of Registration Rights. The rights to cause the Company to register Registrable Shares that are granted by the Company under ss.2 may not be assigned by any Holder. Subject to the foregoing provision, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

         ss.10. Consent: Amendments. For purposes of this Agreement, unless otherwise specifically provided for in this Agreement, all approvals and consents of the Holders required or permitted under this Agreement shall be deemed granted by the affirmative vote of the holders of a majority of the Registrable Shares held by the Holders at the time of such approval or consent. The terms and provisions of this Agreement may not be modified or amended, except that they may be modified or amended with the written consent of (a) the Company, and (b) all of the Holders. None of the terms and provisions of this Agreement may be waived except in writing by the person so waiving.

         ss.11. Granting of Registration Rights. Notwithstanding anything herein to the contrary, the Company may grant any rights to any persons to register any shares of capital stock or other securities of the Company notwithstanding the fact that such rights could reasonably be expected to conflict with, or be on parity with or greater than, the rights of the Holders provided hereunder.

         ss.12. Governing Law. All questions concerning the validity or meaning of this Agreement or relating to the rights and obligations of the parties with respect to performance under this Agreement shall be construed and resolved under the laws of Ohio.

         ss.13. Notice. Any notice or other communication required or desires to be given to any party under this Agreement shall be in writing and shall be deemed given: (a) when delivered personally to that party; (b) upon receipt of a telephone facsimile transmission answer back, (c) three (3) days after having been deposited in the United States mail, certified or registered, return receipt requested, postage prepaid, or (d) one (1) business day after having been dispatched by a nationally recognized overnight courier service, addressed to the parties or their permitted assigns at the following addresses (or at such other address or number as is given in writing by either party to the other) as follows:

                  Holders:

                  c/o Pat Holder
                  Lexford Properties, Inc.
                  8615 Freeport Parkway, Suite 200
                  Irving, Texas  75063
                  Telephone No.: (214) 929-4880
                  Telecopy No.: (214) 929-1465

                  with a copy to:


                  Michener, Larimore, Swindle, Whitaker, Flowers
                     Sawyer, Reynolds & Chalk, L.L.P.
                  3500 City Center Tower II
                  301 Commerce Street
                  Fort Worth, Texas  76102-4186
                  Attention:  John W.  Michener, Jr.
                  Telephone No.: (817) 335-4417
                  Telecopy No.: (817) 335-6935
                  and:

                  Company:

                  Cardinal Realty Services, Inc.
                  6954 Americana Parkway
                  Reynoldsburg, Ohio  43068
                  Attention: Mark D. Thompson, Executive Vice President Telephone No.: (614)759-1566
                  Telecopy No.: (614) 575-5175

                  with copies to:

                  Benesch, Friedlander, Coplan & Aronoff
                  2300 BP America Building
                  200 Public Square
                  Cleveland, Ohio  44114-2378
                  Attention:  Bradley A. Van Auken
                  Telephone No.:  (216)363-4500
                  Telecopy No.:  (216)363-4588

         ss.14. Termination. The registration rights granted under this Agreement shall terminate with respect to any Holder one hundred eighty (180) days after the effective date of a Registration Statement registering all of such Holder's Registrable Shares under the Securities Act; provided, however, that the indemnification provisions of ss.6 shall survive the termination of such registration rights.

         ss.15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute a single agreement.

         ss.16. Captions. The captions of the various sections of this Agreement are not part of the context of this agreement, but are only labels to assist in locating those sections, and shall be ignored in construing this Agreement.

         ss.17. Severability. The intention of the parties to this Agreement is to comply fully with all laws and public policies, and this agreement shall be construed consistently with all laws and public policies to the extent possible. If and to the extent that any court of competent jurisdiction determines it is impossible to construe any provision of this agreement consistently with any law or public policy and consequently holds that provision to be invalid, such holding shall in no way affect the validity of the other provisions of this Agreement, which shall remain in full force and effect.

         ss.18. Jurisdiction and Venue. All parties to this Agreement hereby designate the Court of Common Pleas of Franklin County, Ohio, as a court of proper jurisdiction and venue for any actions or proceedings relating to this Agreement; hereby irrevocably consent to such designation, jurisdiction and venue; and hereby waive any objections or defenses relating to jurisdiction or venue with respect to any action or proceeding initiated in the Court of Common Pleas of Franklin County, Ohio.

                                       CARDINAL REALTY SERVICES, INC.


                                       By:  /s/ Mark D. Thompson

                                       Its: Executive Vice President
                                             of Corporate Acquisitions


                                       /s/ Pat Holder
                                       -----------------------------------
                                           PAT HOLDER


                                       /s/ Ralph V. Williams
                                       -----------------------------------
                                           RALPH V.  WILLIAMS


                                       /s/ Annette Hoover
                                       -----------------------------------
                                           ANNETTE HOOVER

                                       /s/ Bruce Woodward
                                       -----------------------------------
                                           BRUCE WOODWARD

                                       /s/ Eric Madsen
                                       -----------------------------------
                                           ERIC MADSEN

                                       /s/ Peggy Crow Smith
                                       ---------------------------------
                                           PEGGY CROW SMITH


                                       FSC REALTY, L.L.C.


                                       By: /s/ Stanley R. Fimberg
                                          --------------------------------
                                               Stanley R. Fimberg, Manager

                                   SCHEDULE 1


                               REGISTRABLE SHARES

                                                    MAXIMUM NUMER OF
                          HOLDER                   REGISTRABLE SHARES
- -----------------------------------------------------------------------------
Pat Holder                                               87,500

Annette Hoover                                           35,000

Bruce Woodward                                           35,000

Peggy Crow Smith                                         17,500

FSC Realty, L.L.C.                                       82,250

Ralph V. Williams                                        66,500

Eric Madsen                                              26,250



                        TOTAL                           350,000


                                       13